UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 26, 2018 (September 25, 2018)

EQT GP Holdings, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37380	30-0855134
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 25, 2018, the membership of the Board of Directors of EQT GP Services, LLC, the general partner (the EQGP General Partner) of EQT GP Holdings, LP (EQGP), was increased from seven (7) to eight (8) directors, and Kenneth M. Burke was appointed as an independent director to fill the resulting vacancy. Effective the same day, the membership of the Board of Directors of EQT Midstream Services, LLC, the general partner (the EQM General Partner) of EQT Midstream Partners, LP, was increased from seven (7) to eight (8) directors, and Mr. Burke was appointed as an independent director to fill the resulting vacancy. Mr. Burke will serve as a member of the Audit Committees of each of the EQGP General Partner and the EQM General Partner.

Mr. Burke has served as a director of EQT Corporation (NYSE: EQT) (EQT), the ultimate parent company of the EQGP General Partner and the EQM General Partner, since January 2012 and a director of Nexeo Solutions, Inc. (NASDAQ: NXEO) (Nexeo) since November 2011. He currently serves as a member of the Audit and Public Policy and Corporate Responsibility Committees for EQT and the Chairman of the Audit Committee for Nexeo.  Following the proposed separation of EQT’s upstream and midstream businesses and the creation of a standalone publicly traded corporation known as Equitrans Midstream Corporation (the Separation), Mr. Burke will serve as the Chairman of the Audit Committee for the EQGP General Partner.  Mr. Burke will receive the standard compensation amounts payable to non-employee directors of the EQGP General Partner, as described in EQGP’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 15, 2018.

Effective as of the Separation, Stephen A. Thorington, a current director of the EQGP General Partner and the EQM General Partner, will be removed from the Board of Directors of each of the EQGP General Partner and the EQM General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP Holdings, LP

	By:	EQT GP Services, LLC,
its general partner

Date: September 26, 2018	By:	/s/ Thomas F. Karam
		Name:	Thomas F. Karam
		Title:	President and Chief Executive Officer